Exhibit 99.1

INVESTOR CONTACT: Jeff Boldt (650) 786-0333 jeff.boldt@sun.com

MEDIA CONTACT: May Goh Petry (408) 276-6058 may.petry@sun.com

INDUSTRY ANALYST CONTACT: Angela Grady (415) 972-0522 angela.grady@sun.com

SUN MICROSYSTEMS REPORTS SLIGHT PROFIT
IN THIRD FISCAL QUARTER RESULTS

SANTA CLARA, Calif. — April 16, 2003 — Sun Microsystems, Inc. (NASDAQ: SUNW), a leader in systems and solutions that make the Net work, reported results today for its fiscal third quarter which ended March 30, 2003.

Revenues for the third quarter were $2.790 billion, a decline of 10.2 percent as compared with $3.107 billion for the third quarter of fiscal 2002. Total gross margin as a percent of revenues was 44.6 percent, an increase of 2.5 percentage points as compared with the third quarter of fiscal 2002. Net income for the third quarter of fiscal 2003 was $4 million or zero cents per share compared with a net loss of $37 million or a net loss of $.01 per share for the third quarter of fiscal 2002. Cash generated from operating activities was $379 million for the quarter, and cash and marketable securities increased to over $5.5 billion as compared with approximately $5.3 billion in the second quarter of fiscal 2003.

Sun’s Chairman, President, and CEO Scott McNealy said, “Sun’s Network Computing strategy is resonating well as customers look to Sun to reduce complexity and cost through a singular focus on the Network Computer. CIOs are increasingly managing their diverse IT portfolio as a single enterprise architecture rather than a haphazard collection of distributed technologies. Sun is well positioned to address this growing need.”

McNealy added, “We made a number of strategic efforts in the areas of entry-level systems, SPARC® processor development and Utility and Managed services that strengthen our position. We expanded the reach of the leading 64-bit operating system, launching Trusted SolarisTM for x86 and SPARC platforms, and announcing Project Orion. These moves equip our customers to build and manage heterogeneous Network Computers so they can secure, simplify and reduce the costs of the infrastructure on which the business must run.”

Steve McGowan, Sun’s Chief Financial Officer and Executive Vice President, Corporate Resources said, “The company responded well to the continued economic challenges and earned a slight profit this quarter. Although revenue was down, we’re pleased with the increase in both our products and services gross margin percentages, the reduction in SG&A expenses of almost $200 million year over year, the continued investments in R&D, and the generation of $379 million in cash flow from operations. This is the 34th quarter in a row we generated positive cash flow from operations.”

McGowan added, “This quarter’s results indicate we continued to take the appropriate actions in areas such as cost improvements, productivity enhancements, discretionary expense management, and cash generation. These actions further strengthened our leverage capability for turning revenue into operating income. Our significant cash and marketable securities balance of over $5.5 billion and demonstrated ability to continue generating cash are solid evidence of Sun’s financial strength.”

Sun has scheduled a conference call today to discuss its earnings for the third quarter of fiscal year 2003 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

This news release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements relating to the effect of Sun’s Network Computing strategy on Sun’s customers, the way CIOs are managing their diverse IT portfolios, Sun’s position and its ability to address growing needs, the effect of Sun’s recent strategic efforts on our customers’ ability to build and manage heterogeneous network computers, and Sun’s cash and marketable securities balance and demonstrated ability to continue generating cash as solid evidence of our financial strength. Such statements are just predictions and involve risks and uncertainties such that actual results and performance may differ materially. Factors that might cause such a difference include risks associated with continued adverse macroeconomic conditions in the U.S. and internationally, including adverse business conditions in the specific markets for Sun’s products, lack of success in the timely development, production and acceptance of new products and services and in technical advancements, increased competition, and the failure to manage costs and improve operating efficiencies. These and other risks are detailed from time to time in Sun’s periodic reports that are filed with the Securities and Exchange Commission, including Sun’s annual report on Form 10-K for the fiscal year ended June 30, 2002 and quarterly reports on Form 10-Q for the fiscal quarters ended September 29, 2002 and December 29, 2002.

Sun, Sun Microsystems, the Sun logo, Trusted Solaris and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the United States and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in millions, except per share amounts)

	Three Months Ended		Nine Months Ended

	March 30, 2003	March 31, 2002	March 30, 2003	March 31, 2002

Net revenues:
Products	$1,897	$2,269	$5,790	$6,586
Services	893	838	2,662	2,490

Total net revenues	2,790	3,107	8,452	9,076
Cost of sales:
Cost of sales-products	1,021	1,306	3,232	4,030
Cost of sales-services	526	494	1,582	1,544

Total cost of sales	1,547	1,800	4,814	5,574

Gross margin	1,243	1,307	3,638	3,502
Operating expenses:
Research and development	467	468	1,355	1,369
Selling, general and administrative	791	985	2,503	2,912
Restructuring charges	(4)	(4)	377	521
Purchased in-process research and development	—	—	4	3
Impairment of goodwill and other intangible assets	—	6	2,125	6

Total operating expenses	1,254	1,455	6,364	4,811

Operating loss	(11)	(148)	(2,726)	(1,309)
Loss on equity investments, net	(16)	(23)	(58)	(81)
Interest income, net	33	77	110	252

Income (loss) before income taxes	6	(94)	(2,674)	(1,138)
Provision (benefit) for income taxes	2	(57)	(284)	(490)

Net income (loss)	$4	$(37)	$(2,390)	$(648)

Net income (loss) per common share-basic and diluted	$—	$(0.01)	$(0.75)	$(0.20)

Shares used in the calculation of net income (loss) per common share – basic	3,193	3,245	3,181	3,242

Shares used in the calculation of net income (loss) per common share – diluted	3,218	3,245	3,181	3,242

Calculation of net income (loss) excluding special items:
Net income(loss) per above	$4	$(37)	$(2,390)	$(648)
Purchased in-process research and development	—	—	4	3
Restructuring charges	(4)	(4)	377	521
Loss on equity investments, net	16	23	58	81
Impairment expense	—	6	2,125	6
Related tax effects	(5)	(8)	(231)	(240)

Net income (loss) excluding special items	$11	$(20)	$(57)	$(277)

Net income (loss) excluding special items per common share – basic and diluted	$—	$(0.01)	$(0.02)	$(0.09)

Shares used in the calculation of net income (loss) excluding special items per common share — basic	3,193	3,245	3,181	3,242

Shares used in the calculation of net income (loss) excluding special items per common share — diluted	3,218	3,245	3,181	3,242

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	March 30, 2003	June 30, 2002

	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,838	$2,024
Short-term marketable debt securities	798	861
Accounts receivable, net	2,296	2,745
Inventories	397	591
Deferred and prepaid tax assets	700	709
Prepaid expenses and other current assets	602	847

Total current assets	6,631	7,777
Property, plant and equipment, net	2,265	2,453
Long-term marketable debt securities	2,902	2,979
Goodwill	326	2,182
Other acquisition-related intangible assets, net	106	104
Other non-current assets, net	1,315	1,027

	$13,545	$16,522

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$—	$205
Accounts payable	870	1,044
Accrued payroll-related liabilities	542	538
Accrued liabilities	981	1,201
Deferred revenues and other	1,662	1,785
Warranty reserve	269	284

Total current liabilities	4,324	5,057
Long-term debt	1,495	1,449
Other non-current obligations	366	215
Total stockholders’ equity	7,360	9,801

	$13,545	$16,522

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Nine Months Ended

	March 30, 2003	March 31, 2002

Cash flows from operating activities:
Net loss	$(2,390)	$(648)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	676	717
Amortization of other acquisition-related intangible assets and unearned equity compensation	87	89
Impairment of goodwill and other intangible assets	2,125	6
Tax benefits from employee stock plans	9	58
Deferred taxes	(284)	(270)
Loss on equity investments, net	58	81
Purchased in-process research and development	4	3
Changes in operating assets and liabilities:
Accounts receivable, net	468	548
Inventories	206	495
Prepaid and other assets	171	401
Accounts payable	(168)	(115)
Other liabilities	(260)	(662)

Net cash provided by operating activities	702	703

Cash flows from investing activities:
Purchases of marketable debt securities	(4,643)	(11,020)
Proceeds from sales of marketable debt securities	4,219	11,031
Proceeds from maturities of marketable debt securities	564	349
Purchases of equity investments	(18)	(38)
Proceeds from sales of equity investments	3	7
Acquisition of property, plant and equipment, net	(238)	(461)
Acquisition of spare parts and other assets	(132)	(67)
Payments for acquisitions, net of cash acquired	(30)	(49)

Net cash used in investing activities	(275)	(248)

Cash flows from financing activities:
Acquisition of treasury stock	(499)	(366)
Proceeds from issuance of common stock, net	87	121
Principal payments on borrowings and other obligations	(201)	(10)

Net cash used in financing activities	(613)	(255)

Net increase (decrease) in cash and cash equivalents	(186)	200
Cash and cash equivalents, beginning of period	2,024	1,472

Cash and cash equivalents, end of period	$1,838	$1,672

SUN MICROSYSTEMS, INC.
OPERATIONS ANALYSIS — CONSOLIDATED
(unaudited)

(in millions except per share amounts)	Q103	Q203	Q303	FY03 YTD	Q102	Q202	Q302	Q402	FY02	Q301	Q401	FY01

NET REVENUES
Products	1,880	2,013	1,897	5,790	2,057	2,260	2,269	2,507	9,093	3,262	3,093	15,015
Services	867	902	893	2,662	804	848	838	913	3,403	833	902	3,235
TOTAL	2,747	2,915	2,790	8,452	2,861	3,108	3,107	3,420	12,496	4,095	3,995	18,250
Growth vs. prior year (%)	-4.0%	-6.2%	-10.2%	-6.9%	-43.3%	-39.2%	-24.1%	-14.4%	-31.5%	2.2%	-20.4%	16.1%
Growth vs. prior quarter (%)	-19.7%	6.1%	-4.3%		-28.4%	8.6%	0.0%	10.1%		-19.9%	-2.4%

COST OF SALES
Products	1,093	1,118	1,021	3,232	1,287	1,437	1,306	1,476	5,506	1,864	1,790	7,960
Services	522	534	526	1,582	518	532	494	530	2,074	539	561	2,080
TOTAL	1,615	1,652	1,547	4,814	1,805	1,969	1,800	2,006	7,580	2,403	2,351	10,040
% of revenue	58.8%	56.7%	55.4%	57.0%	63.1%	63.4%	57.9%	58.7%	60.7%	58.7%	58.8%	55.0%

GROSS MARGIN ($)
Products	787	895	876	2,558	770	823	963	1,031	3,587	1,398	1,303	7,055
% of product revenue	41.9%	44.5%	46.2%	44.2%	37.4%	36.4%	42.4%	41.1%	39.4%	42.9%	42.1%	47.0%
Services	345	368	367	1,080	286	316	344	383	1,329	294	341	1,155
% of service revenue	39.8%	40.8%	41.1%	40.6%	35.6%	37.3%	41.1%	41.9%	39.1%	35.3%	37.8%	35.7%
TOTAL	1,132	1,263	1,243	3,638	1,056	1,139	1,307	1,414	4,916	1,692	1,644	8,210
% of revenue	41.2%	43.3%	44.6%	43.0%	36.9%	36.6%	42.1%	41.3%	39.3%	41.3%	41.2%	45.0%

R&D	437	451	467	1,355	473	428	468	463	1,832	486	543	2,016
% of revenue	15.9%	15.5%	16.7%	16.0%	16.5%	13.8%	15.1%	13.5%	14.7%	11.9%	13.6%	11.0%
IN PROCESS R&D	0	4	0	4	3	0	0	0	3	1	5	77
% of revenue	0.0%	0.1%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.4%
SG&A	882	830	791	2,503	961	966	985	894	3,806	948	1,074	4,445
% of revenue	32.1%	28.5%	28.4%	29.6%	33.6%	31.1%	31.7%	26.1%	30.5%	23.2%	26.9%	24.4%
RESTRUCTURING CHARGES	24	357	(4)	377	14	511	(4)	(4)	517	0	75	75
% of revenue	0.9%	12.2%	-0.1%	4.5%	0.5%	16.4%	-0.1%	-0.1%	4.1%	0.0%	1.9%	0.4%
IMPAIRMENT EXPENSE	0	2,125	0	2,125	0	0	6	0	6	0	1	1
% of revenue	0.0%	72.9%	0.0%	25.1%	0.0%	0.0%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%
GOODWILL AMORTIZATION	0	0	0	0	0	0	0	0	0	105	125	285
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.6%	3.1%	1.6%

TOTAL OPERATING EXPENSES	1,343	3,767	1,254	6,364	1,451	1,905	1,455	1,353	6,164	1,540	1,823	6,899
% of revenue	48.9%	129.2%	44.9%	75.3%	50.7%	61.3%	46.8%	39.6%	49.3%	37.6%	45.6%	37.8%

OPERATING INCOME (LOSS)	(211)	(2,504)	(11)	(2,726)	(395)	(766)	(148)	61	(1,248)	152	(179)	1,311
Operating margin	-7.7%	-85.9%	-0.4%	-32.3%	-13.8%	-24.6%	-4.8%	1.8%	-10.0%	3.7%	-4.5%	7.2%

Interest income, net	39	38	33	110	107	68	77	47	299	110	87	363
Loss on equity investments, net	(31)	(11)	(16)	(58)	(19)	(39)	(23)	(18)	(99)	(13)	(78)	(90)
PRETAX INCOME (LOSS)	(203)	(2,477)	6	(2,674)	(307)	(737)	(94)	90	(1,048)	249	(170)	1,584
Pretax income margin	-7.4%	-85.0%	0.2%	-31.6%	-10.7%	-23.7%	-3.0%	0.6%	-8.4%	6.1%	-4.2%	8.7%

INCOME TAX PROVISION (BENEFIT)	(92)	(194)	2	(284)	(127)	(306)	(57)	29	(461)	113	(82)	603
TAX RATE (%)	45.5%	7.8%	44.0%	10.6%	41.5%	41.5%	60.8%	11.3%	44.0%	45.4%	48.3%	38.1%

Income (loss) before cumulative effect of change in accounting principle	(111)	(2,283)	4	(2,390)	(180)	(431)	(37)	61	(587)	136	(88)	981
Cumulative effect of change in accounting principle	0	0	0	0	0	0	0	0	0	0	0	(54)

NET INCOME (LOSS) (Reported)	(111)	(2,283)	4	(2,390)	(180)	(431)	(37)	61	(587)	136	(88)	927
Growth vs. prior year (%)	38.3%	-429.7%	110.8%	-268.8%	-139.5%	-201.9%	-127.3%	169.3%	-163.3%	-73.3%	-112.2%	-50.0%
Growth vs. prior quarter (%)	-282.0%	-1956.8%	100.2%		-104.5%	-139.4%	91.4%	264.9%		-67.9%	-164.7%
Net income margin	-4.0%	-78.3%	0.1%	-28.3%	-6.3%	-13.9%	-1.2%	1.8%	-4.7%	3.3%	-2.2%	5.1%

EPS (Diluted) before cumulative effect of change in accounting principle	(0.04)	(0.72)	0.00	(0.75)	(0.06)	(0.13)	(0.01)	0.02	(0.18)	0.04	(0.03)	0.29
Growth vs. prior year (%)	33.3%	-453.8%	100.0%	-275.0%	-140.0%	-208.3%	-125.0%	166.7%	-165.5%	-73.3%	-114.3%	-47.3%
Growth vs. prior quarter (%)	-300.0%	-1700.0%	100.0%		-100.0%	-116.7%	92.3%	300.0%		-66.7%	-175.0%

EPS (Diluted) (Reported)	(0.04)	(0.72)	0.00	(0.75)	(0.06)	(0.13)	(0.01)	0.02	(0.18)	0.04	(0.03)	0.27
Growth vs. prior year (%)	33.3%	-453.8%	100.0%	-275.0%	-146.2%	-208.3%	-125.0%	166.7%	-170.4%	-73.3%	-114.3%	-50.0%
Growth vs. prior quarter (%)	-300.0%	-1700.0%	100.0%		-100.0%	-116.7%	92.3%	300.0%		-66.7%	-175.0%

SHARES (CSE)(Diluted)	3,168	3,181	3,218	3,181	3,240	3,239	3,245	3,309	3,242	3,417	3,248	3,417
OUTSTANDING SHARES	3,116	3,194	3,200	3,200	3,237	3,250	3,245	3,234	3,234	3,258	3,248	3,248

GAAP net income (loss)	(111)	(2,283)	4	(2,390)	(180)	(431)	(37)	61	(587)	136	(88)	927
In-process research and development	0	4	0	4	3	0	0	0	3	1	5	77
Restructuring charges	24	357	(4)	377	14	511	(4)	(4)	517	0	75	75
Loss on equity investments, net	31	11	16	58	19	39	23	18	99	13	78	90
Impairment expense	0	2,125	0	2,125	0	0	6	0	6	0	1	1
Related tax effects	(22)	(204)	(5)	(231)	(14)	(218)	(8)	(6)	(246)	(5)	(60)	(64)

Net income (loss) excluding special items	(78)	10	11	(57)	(158)	(99)	(20)	69	(208)	145	11	1,106
Growth vs. prior year (%)	50.6%	110.1%	155.0%	79.4%	-132.0%	-120.0%	-113.8%	590.0%	-123.1%	-67.5%	-98.3%	-36.4%
EPS (Diluted) excluding special items *	(0.02)	0.00	0.00	(0.02)	(0.05)	(0.03)	(0.01)	0.02	(0.06)	0.04	0.00	0.32
Growth vs. prior year (%)	60.0%	100.0%	100.0%	77.8%	-138.5%	-121.4%	-125.0%	N/A	-125.0%	-69.2%	-98.3%	-37.3%

•	For the quarters ended June 30, 2001 and December 29, 2002, Sun used 3,383 shares and 3,205 shares to calculate the “Net income (loss) excluding special items per common share-diluted”, respectively. For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” were the same.

	FY 2003				FY 2002					FY 2001

(in millions)	Q103	Q203	Q303	FY03 YTD	Q102	Q202	Q302	Q402	FY02	Q301	Q401	FY01

REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,242	1,267	1,212	3,721	1,347	1,436	1,439	1,714	5,936	1,671	1,902	8,777
Growth vs. prior year (%)	-7.8%	-11.8%	-15.8%	-11.9%	-50.5%	-42.2%	-13.9%	-9.9%	-32.4%	-13.0%	-29.8%	7.9%
Growth vs. prior quarter (%)	-27.5%	2.0%	-4.3%		-29.2%	6.6%	0.2%	19.1%		-32.7%	13.8%
EUROPE ($M)	806	932	886	2,624	809	900	924	973	3,606	1,338	1,121	5,271
Growth vs. prior year (%)	-0.4%	3.6%	-4.1%	-0.3%	-38.6%	-39.8%	-30.9%	-13.2%	-31.6%	16.4%	-16.2%	22.7%
Growth vs. prior quarter (%)	-17.2%	15.6%	-4.9%		-27.8%	11.2%	2.7%	5.3%		-10.5%	-16.2%
JAPAN ($M)	250	243	243	736	287	292	278	203	1,060	493	361	1,711
Growth vs. prior year (%)	-12.9%	-16.8%	-12.6%	-14.1%	-30.6%	-32.7%	-44.2%	-43.8%	-38.0%	20.5%	7.1%	27.3%
Growth vs. prior quarter (%)	23.2%	-2.8%	0.0%		-20.5%	1.7%	-6.1%	-26.0%		13.6%	-26.8%
REST OF WORLD ($M)	449	473	449	1,371	418	480	466	530	1,894	593	611	2,491
Growth vs. prior year (%)	7.4%	-1.5%	-3.6%	0.5%	-28.5%	-31.6%	-20.5%	-13.3%	-24.0%	12.5%	-3.6%	28.0%
Growth vs. prior quarter (%)	-15.3%	5.3%	-5.1%		-31.6%	14.8%	-1.0%	13.7%		-15.5%	3.5%
% of Total Revenue
UNITED STATES (%)	45.2%	43.5%	43.4%	44.0%	47.1%	46.2%	46.3%	50.1%	47.5%	40.8%	47.6%	48.1%
EUROPE (%)	29.3%	32.0%	31.8%	31.0%	28.3%	29.0%	29.7%	28.5%	28.9%	32.7%	28.1%	28.9%
JAPAN (%)	9.1%	8.3%	8.7%	8.7%	10.0%	9.4%	8.9%	5.9%	8.5%	12.0%	9.0%	9.4%
REST OF WORLD (%)	16.3%	16.2%	16.1%	16.2%	14.6%	15.4%	15.0%	15.5%	15.2%	14.5%	15.3%	13.6%

NET BOOKINGS ($M)	2,601	2,989	2,688	8,278	2,717	3,193	3,088	3,486	12,484	3,612	3,651	17,265
Growth vs. prior year (%)	-4.3%	-6.4%	-13.0%	-8.0%	-46.2%	-35.5%	-14.5%	-4.5%	-27.7%	-11.2%	-35.3%	3.2%
Growth vs. prior quarter (%)	-25.4%	14.9%	-10.1%		-25.6%	17.5%	-3.3%	12.9%		-27.1%	1.1%
BACKLOG ($M)	695	769	667	667	709	794	775	841	841	1,197	853	853

BALANCE SHEET	FY 2003				FY 2002					FY 2001

(in millions)	Q103	Q203	Q303	FY03 YTD	Q102	Q202	Q302	Q402	FY02	Q301	Q401	FY01

CASH & ST INVESTMENTS	2,632	2,606	2,636		1,938	1,853	2,384	2,885		2,229	1,859
ACCOUNTS RECEIVABLE, NET	2,133	2,291	2,296		2,183	2,274	2,407	2,745		2,913	2,955
RAW MATERIALS	136	119	101		449	305	206	168		429	600
WORK IN PROCESS	123	130	82		129	104	118	125		117	137
FINISHED GOODS	250	235	214		267	215	230	298		399	312

TOTAL INVENTORIES	509	484	397		845	624	554	591		945	1,049
OTHER CURRENT ASSETS	1,629	1,447	1,302		2,291	2,512	2,348	1,556		1,687	2,071

TOTAL CURRENT ASSETS	6,903	6,828	6,631		7,257	7,263	7,693	7,777		7,774	7,934
PP&E, NET	2,408	2,321	2,265		2,744	2,596	2,512	2,453		2,564	2,697
GOODWILL	2,182	326	326		2,181	2,180	2,182	2,182		1,820	2,126
LT MARKETABLE DEBT SECURITIES	2,612	2,671	2,902		4,068	4,117	3,564	2,979		4,638	4,312
OTHER NON-CURRENT ASSETS, NET	1,271	1,323	1,421		1,112	997	923	1,131		1,161	1,112

TOTAL ASSETS	15,376	13,469	13,545		17,362	17,153	16,874	16,522		17,957	18,181

SHORT TERM BORROWINGS	0	0	0		9	217	207	205		2	3
ACCOUNTS PAYABLE	798	809	870		813	871	935	1,044		1,023	1,050
ACCRUED LIABILITIES	1,873	1,900	1,792		2,078	2,147	2,135	2,023		2,489	2,266
DEFERRED REVENUES & OTHER	1,643	1,589	1,662		1,701	1,626	1,609	1,785		1,756	1,827

TOTAL CURRENT LIABILITIES	4,314	4,298	4,324		4,601	4,861	4,886	5,057		5,270	5,146
LT DEBT	1,500	1,519	1,495		1,643	1,408	1,384	1,449		1,586	1,565
OTHER NON-CURRENT OBLIGATIONS	253	379	366		866	985	873	215		595	884
STOCKHOLDERS’ EQUITY	9,309	7,273	7,360		10,252	9,899	9,731	9,801		10,506	10,586

TOTAL LIABILITIES & SE	15,376	13,469	13,545		17,362	17,153	16,874	16,522		17,957	18,181

CASH FLOW	Q1	Q2	Q3	FY03 YTD	Q1	Q2	Q3	Q4	FY02	Q3	Q4	FY01

OPERATING ACTIVITIES	182	141	379	702	333	82	288	177	880	767	66	2,089
INVESTING ACTIVITIES	126	(293)	(108)	(275)	(534)	17	269	287	39	(424)	490	(1,554)
FINANCING ACTIVITIES	(696)	73	10	(613)	(250)	85	(90)	(112)	(367)	(459)	(371)	(912)

KEY METRICS	Q1	Q2	Q3	FY03	Q1	Q2	Q3	Q4	FY02	Q3	Q4	FY01

INVENTORY TURNS (hist.)	10.9	12.8	14.3		11.8	11.7	10.6	9.2		13.4	12.5
INVENTORY TURNS-PRODUCT ONLY (hist.)	7.8	9.0	9.9		9.1	8.7	7.8	6.7		10.8	9.9
DAYS SALES OUTSTANDING	70	71	74		69	66	70	72		64	67
DAYS PAYABLES OUTSTANDING	(44)	(44)	(51)		(41)	(40)	(47)	(47)		(38)	(40)
DAYS OF SUPPLY ON HAND	28	26	23		42	29	28	27		35	40
L-T DEBT/EQUITY (%)	16.1%	20.9%	20.3%		16.0%	14.2%	14.2%	14.8%		15.1%	14.8%
ROE (12 mo. avg.)(%)	-5.3%	-26.3%	-27.6%		2.8%	-5.5%	-7.3%	-5.9%		18.9%	9.3%
BOOK VALUE PER SHARE ($)	2.99	2.28	2.30		3.17	3.05	3.00	3.03		3.22	3.26
PRICE PER SHARE @ CLOSE	2.67	3.25	3.43		8.27	12.59	9.52	5.01		15.37	15.72
P/E RATIO (previous 4 qtrs)	N/A	N/A	N/A		118	N/A	N/A	N/A		31	60
ROA (12 mo. avg.)(%)	-3.1%	-15.2%	-15.8%		1.6%	-3.2%	-4.2%	-3.5%		10.6%	5.3%
DEPREC. & AMORT. ($M)	272	275	216		273	260	273	285		373	399
CAPITAL EXPENDITURES ($M)	83	98	57		213	122	126	98		370	350
NUMBER OF EMPLOYEES	39,001	36,460	35,745		43,260	40,093	39,473	39,433		43,682	43,683
REV. PER EMP. (12 mo.)($K)	317.5	334.3	332.1		371.4	350.7	331.1	316.9		441.2	417.8
GM PER EMP. (12mo.)($K)	128.0	140.3	141.3		158.0	138.0	130.4	124.7		210.1	187.9
OP EXP AS % OF REV (12mo.)	48.9%	65.0%	65.0%		41.2%	47.8%	50.8%	49.3%		35.1%	37.8%
NET INCOME PER EMP. (12mo.)($K)	(13.3)	(65.0)	(65.2)		6.7	(14.0)	(18.6)	(14.9)		39.7	21.2